UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 13, 2011.

FIXED INCOME TRUST FOR GOLDMAN SACHS SUBORDINATED NOTES, SERIES 2011-1 (Exact name of Issuing Entity as specified in its charter)

FIXED INCOME CLIENT SOLUTIONS LLC
(Exact name of Sponsor and Depositor as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

Fixed Income Client Solutions LLC 214 N. Tryon Street, Suite 2636 Charlotte, North Carolina 28202
(Address of Principal Executive Office)

(877) 421-7858
(Telephone Number, including area code)

333-171670-01 333-171670
(Commission File Numbers)

27-4404514
(I.R.S. Employer Identification No.)

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On September 30, 2011, Fixed Income Client Solutions LLC (the “Depositor”), U.S. Bancorp Investments, Inc., and RBC Capital Markets, LLC entered into the Underwriting Agreement, dated as of September 30, 2011.  An unexecuted copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On October 14, 2011, the Depositor and The Bank of New York Mellon intend to enter into the Trust Agreement, to be dated as of October 14, 2011.  An unexecuted copy of the Trust Agreement is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On October 14, 2011, the Depositor and The Bank of New York Mellon intend to enter into the Trust Agreement Supplement, Series 2011-1 to be dated as of October 14, 2011.  An unexecuted copy of the Trust Agreement Supplement, Series 2011-1 is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On October 14, 2011, the Depositor and The Bank of New York Mellon intend to enter into the Warrant Agent Agreement, to be dated as of October 14, 2011.  An unexecuted copy of the Warrant Agent Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01(d).  Exhibits.

The following are filed as Exhibits to this Report:

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of September 30, 2011, by and among Fixed Income Client Solutions LLC, U.S. Bancorp Investments, Inc., and RBC Capital Markets, LLC.
4.1	Trust Agreement, to be dated as of October 14, 2011, by and between Fixed Income Client Solutions LLC and The Bank of New York Mellon.
4.2	Trust Agreement Supplement, Series 2011-1 to be dated as of October 14, 2011, by and between Fixed Income Client Solutions LLC and The Bank of New York Mellon.
10.1	Warrant Agent Agreement, to be dated as of October 14, 2011, by and between Fixed Income Client Solutions LLC and The Bank of New York Mellon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIXED INCOME CLIENT SOLUTIONS LLC,
as Depositor

	By:	s/ James Whang
Name: James Whang
Title: Treasurer
October 13, 2011

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of September 30, 2011, by and among Fixed Income Client Solutions LLC, U.S. Bancorp Investments, Inc., and RBC Capital Markets, LLC.
4.1	Trust Agreement, to be dated as of October 14, 2011, by and between Fixed Income Client Solutions LLC and The Bank of New York Mellon.
4.2	Trust Agreement Supplement, Series 2011-1 to be dated as of October 14, 2011, by and between Fixed Income Client Solutions LLC and The Bank of New York Mellon.
10.1	Warrant Agent Agreement, to be dated as of October 14, 2011, by and between Fixed Income Client Solutions LLC and The Bank of New York Mellon.